File Number: 333-120144
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                   March 8, 2006

                       Supplement to the November 1, 2005
                 Class A, Class B and Class C Shares Prospectus
                          for Pioneer Cullen Value Fund


The minimum amount of total plan assets in an employer-sponsored retirement plan that is eligible for a reduced Class A sales charge has been reduced from $10 million to $1 million. The following language replaces the first paragraph in the section entitled "Buying, exchanging and selling shares - Qualifying for a reduced Class A sales charge - Investments of $1 million or more and certain retirement plans":

You do not pay a sales  charge  when  you  purchase  Class A  shares  if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a
participant  in  certain  employer-sponsored   retirement  plans  with  accounts
established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you pay a deferred sales charge if you sell your Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

As a result of this change, the following sections in the prospectus entitled "Class A purchases at net asset value are available to:" and "Class A shares that are subject to a contingent deferred sales charge" are modified accordingly.



                                                                   19015-00-0306
                                         (C)2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC